UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2021 (March 29, 2021)

SUMMIT NETWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Changning Road North, Economic and Technological Development Zone

Hengshui, Hebei, China 053000

(Address of principal executive offices)

(86) 0318-2683220

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported, on January 20, 2021, Beijing Asian League Wins Technology Co., Ltd (“Beijing ALW”), an indirectly wholly owned subsidiary of Summit Networks Inc. (the “Company”, “we” or “us”), entered into a series of contractual arrangements, including certain Equity Pledge Agreement, Exclusive Technology Development, Consulting and Services Agreement, Exclusive Option Agreement and Spousal Consent and Irrevocable Power of Attorney (collectively, the “VIE Agreements”) with Hengshui Jingzhen Environmental Company Limited (“Hengshui Jingzhen”) and Hengshui Jingzhen’s shareholders named therein, pursuant to which Beijing ALW gained control over Hengshui Jingzhen (the “VIE Arrangement”).

As a result of the change of the Company’s business, on March 29, 2021, the Company’s board of directors (the “Board”) and a majority of holders of the Company’s outstanding shares of common stock approved the termination of the VIE Arrangement and the VIE Agreements. On the same date, Beijing ALW, Hengshui Jingzhen, and Hengshui Jingzhen’s shareholders entered into a Termination Agreement (the “Termination Agreement”) to terminate the VIE Agreements and the VIE Arrangement, effectively immediately. As such, Beijing ALW no longer has the control rights and rights to the assets, property and revenue of Hengshui Jingzhen.

The translation of the Termination Agreement is qualified in its entirety by reference to the complete text of the translation of the Termination Agreement, which is filed hereto as Exhibit 10.1.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosures are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Pro Forma Financial Information

The unaudited pro forma combined financial information of our Company including the unaudited pro forma combined balance sheet as of December 31, 2020, the unaudited pro forma combined statement of comprehensive income for the three months ended December 31, 2020, unaudited pro forma combined statement of comprehensive income for the year ended September 30, 2020 and the notes related thereto are filed as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Translation of Termination Agreement, dated March 29, 2021
99.1	Unaudited Pro Forma Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Summit Networks Inc.

Date: March 30, 2021	By	/s/ Shuhua Liu
Shuhua Liu
Chief Executive Officer
Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Translation of Termination Agreement, dated March 29, 2021
99.1	Unaudited Pro Forma Combined Financial Information.

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